Exhibit 10.58

BEMT MEADOWMONT MANAGING MEMBER, LLC

ASSIGNMENT OF

MEMBERSHIP INTEREST

Effective as of the 27th day of June, 2012, for value received, BEMT MEADOWMONT, LLC, a Delaware limited liability company (“Assignor”), a member of BEMT MEADOWMONT MANAGING MEMBER, LLC, a Delaware limited liability company (the "Company”), hereby sells, assigns and transfers unto BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND II, LLC, a Delaware limited liability company, all of its right, title, and interest in its thirty-two and five-tenths percent (32.5%) membership interest in the Company, together with any and all claims, title, interests, entitlements, capital account balances, distributions, and other rights related to such membership interest (the “Interest”). The Interest constitutes all of Assignor’s interest in the Company.

IN WITNESS WHEREOF, Assignor has duly authorized and executed this assignment effective as of the date first written above.

ASSIGNOR

BEMT MEADOWMONT, LLC,
a Delaware limited liability company

By: Bluerock Enhanced Multifamily Holdings, LP,
a Delaware limited partnership, its general partner

By: Bluerock Enhanced Multifamily Trust, Inc.,
its general partner

By:	Bluerock Enhanced Multifamily
Advisor, LLC, a Delaware limited
liability company, its advisor

By:	/s/ Jordan S. Ruddy
Name: Jordan S. Ruddy
Its: Senior Vice President and
Chief Operating Officer